EXHIBIT 10.15

INDEMNIFICATION AGREEMENT

                    INDEMNIFICATION AGREEMENT (this “Agreement”), made as of the ____th day of _____________, ______, by and between The PMI Group, Inc., a Delaware corporation (the “Company”), and ________________________ (the “Indemnitee”), an officer and/or a director of the Company or of one or more of its subsidiaries;

                    WHEREAS, the Indemnitee is currently serving as an officer and/or a director of the Company or of one or more subsidiaries of the Company and in such capacity has rendered and will render valuable services to the Company; and

                    WHEREAS, the Company desires to provide its officers and directors and those of its subsidiaries with adequate protection against various legal risks and potential liabilities to which such individuals are subject due to their positions with the Company or such subsidiaries, and has concluded that available liability insurance and statutory protections may provide inadequate and unacceptable protection to certain individuals requested to serve as its officers and directors or as officers and directors of its subsidiaries; and

                    WHEREAS, in order to induce and encourage highly experienced and capable persons such as the Indemnitee to continue to serve as an officer and/or a director of the Company or of one or more of its subsidiaries, the Board of Directors and the sole stockholder have determined, after due consideration and investigation of the terms and provisions of this Agreement and the various other options available to the Company and the Indemnitee in lieu hereof, that this Agreement is not only reasonable and prudent, but necessary to promote the best interests of the Company and its stockholder;

                    NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, and other good and valuable consideration, the receipt of which hereby is acknowledged, and in order to induce the Indemnitee to continue to serve as an officer and/or a director of the Company or, at the Company’s request, of certain subsidiaries, the Company and the Indemnitee hereby agree as follows:

1. Definitions. As used in this Agreement:

1.1 The term “Change in Control” shall mean:

                  (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (a), the following shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (iv) any beneficial ownership maintained by (but not additional acquisitions by), The Allstate Corporation and its subsidiaries, and their respective successors (“Allstate”), pending such time that Allstate distributes or transfers its current ownership interest in the Outstanding Company Common Stock and Outstanding Company Voting Securities as contemplated by the Prospectus dated April 10, 1995, relating to the initial public offering of the common stock of the Company, or (v) any acquisition pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this Paragraph 1.1.  Notwithstanding the foregoing, in its sole discretion, the Board may increase the 20% threshold set forth above in this subsection (a) prior to any acquisition of 20% or more beneficial ownership of the Outstanding Company Common Stock or the Outstanding Company Voting Securities; provided, that (i) such increased threshold shall apply only to the acquisition and maintenance of beneficial ownership by any Person eligible to report such beneficial ownership at the time of such acquisition on Schedule 13G under the Exchange Act, and (ii) in the event that any Person initially eligible to so report on Schedule 13G thereafter ceases to be eligible to so report on Schedule 13G, the occurrence of the event causing such Person no longer to be eligible to so report shall be deemed an acquisition by such Person of all of the Outstanding Company Common Stock and Outstanding Company Voting Securities beneficially owned by such Person immediately prior to such occurrence; or

                  (b) Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                  (c) Consummation by the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another entity (a “Business Combination”), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because any Person acquires beneficial ownership of 20% or more of the Outstanding Company Voting Securities or Outstanding Company Common Stock as a result of the acquisition of such securities or stock by the Company, which acquisition reduces the number of the Outstanding Company Voting Securities or Outstanding Company Common Stock; provided, that if after such acquisition by the Company such Person (while such Person remains the beneficial owner of 20% or more of the Outstanding Company Voting Securities or Outstanding Company Common Stock) becomes the beneficial owner of additional shares of such Outstanding Company Voting Securities or Outstanding Company Common Stock (as the case may be), a Change of Control shall then occur.  Capitalized terms used in this Paragraph 1.1, not otherwise defined, shall have the meaning set forth in the form of change of control employment agreement approved at the February 12, 1998 meeting of the Board of Directors.

1.2 The term “Board of Directors” shall mean the Board of Directors of the Company.

                 1.3     The term “Disinterested Director,” with respect to any request by the Indemnitee for indemnification hereunder, shall mean a director of the Company who neither is nor was a party to the Proceeding in respect of which indemnification is being sought by the Indemnitee.

                 1.4     The term “Expenses” shall mean, without limitation, expenses of Proceedings, including attorneys’ fees, disbursements and retainers, accounting and witness fees, expenses related to the preparation or service as a witness, travel and deposition costs, expenses of investigations, judicial or administrative proceedings and appeals, amounts paid in settlement of a Proceeding by or on behalf of the Indemnitee, costs of attachment or similar bonds, any expenses of attempting to establish or establishing a right to indemnification, pursuant to this Agreement, under applicable law or otherwise, and reasonable compensation for time spent by the Indemnitee in connection with the investigation, defense or appeal of a Proceeding or action for indemnification for which he or she is not otherwise compensated by the Company or any third party.  The term “Expenses” shall not include the amount of judgments, fines or penalties, or excise taxes or other amounts assessed with respect to any employee benefit plan, which are actually levied against or sustained by the Indemnitee.

                 1.5     The term “Independent Legal Counsel” shall mean any firm of attorneys (a) selected by lot from a list consisting of firms which meet minimum size criteria and other reasonable criteria established by the Board of Directors of the Company, so long as such firm has not represented the Company, the Indemnitee, any entity controlled by the Indemnitee, or any party adverse to the Company, the Indemnitee or any entity controlled by the Indemnitee, within the preceding five (5) years, and (b) reasonably acceptable to the Indemnitee.  Notwithstanding the foregoing, the term “Independent Legal Counsel” shall not include any person who, under applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or the Indemnitee in an action to determine the Indemnitee’s right to indemnification under this Agreement, applicable law or otherwise.

                 1.6     The term “Other Enterprises” shall mean a corporation (other than the Company, and including, without limitation, PMI Mortgage Insurance, Co., an Arizona corporation, American Pioneer Title Insurance Company, a Florida corporation, PMI Mortgage Services Co., a California corporation, Residential Guaranty Co., an Arizona corporation, CMG Mortgage Insurance Company, a Wisconsin corporation and PMI Securities Co., a Delaware corporation), and any partnership, joint venture, trust, employee benefit plan or other enterprise for which the Indemnitee is or was serving as a director, officer, employee, trustee, fiduciary, advisor or agent at the request of the Company.

                 1.7     The term “Proceeding” shall mean any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, or any other proceeding (including, without limitation, an appeal therefrom), formal or informal, whether brought in the name of the Company or otherwise, whether of a civil, criminal, administrative or investigative nature, whether by, in or involving a court or an administrative, other governmental or private entity or body (including, without limitation, an investigation by the Company or its Board of Directors), and as to which the Indemnitee was or is a party or threatened to be made a party or was or is otherwise involved in by reason of (i) the fact that the Indemnitee is or was an officer or a director of the Company, or is or was serving at the request of the Company as a director, officer, employee, trustee, fiduciary, advisor or agent of an Other Enterprise, or was a director, officer, employee, trustee, fiduciary, advisor or agent of a corporation which was a predecessor corporation of the Company or of another enterprise at the request of such predecessor corporation, whether or not he or she is serving in such capacity at the time any liability or expense is incurred for which indemnification or reimbursement is to be provided under this Agreement, including, without limitation, any such Proceeding arising out of or related to any act or omission of the Indemnitee in connection with the business of the Company or any of the Other Enterprises prior to, at the time of or subsequent to the date hereof, or (ii) the Indemnitee attempting to establish or establishing a right to indemnification pursuant to this Agreement, applicable law or otherwise.

                 1.8     The phrase “serving at the request of the Company” shall include, without limitation, (i) any service as an officer, director, employee, or agent which imposes duties on, or involves services by, such officer or director with respect to the Company or any Other Enterprise, and (ii) any service as an officer, director, employee or agent of a corporation which was a predecessor corporation of the Company or of an Other Enterprise at the request of such predecessor corporation.

                    2.     Services by the Indemnitee. The Indemnitee agrees to continue to serve as an officer and/or a director of the Company under the terms of his or her agreement with the Company for so long as he or she is duly elected and qualified, appointed or until such time as he or she tenders his or her resignation in writing or is removed as an officer and/or a director; provided, however, that the Indemnitee may at any time and for any reason resign from such positions (subject to any other contractual obligation or other obligation imposed by operation of law).

                    3.     Proceeding Other Than a Proceeding By or In the Right of the Company. The Company shall indemnify the Indemnitee if the Indemnitee was or is a party to or threatened to be made a party to or was or is otherwise involved in any Proceeding (other than a Proceeding by or in the right of the Company to procure a judgment in its favor), by reason of the fact that the Indemnitee was or is an officer or a director of the Company, or was or is serving at the request of the Company as a director, officer, employee, trustee, fiduciary, advisor or agent of an Other Enterprise, or was a director, officer, employee, trustee, fiduciary, advisor or agent of a corporation which was a predecessor corporation of the Company or of another enterprise at the request of such predecessor corporation, against all Expenses, judgments, fines and penalties, and excise taxes and any other amounts assessed with respect to any employee benefit plan, which are actually incurred by the Indemnitee in connection with such a Proceeding, to the fullest extent permitted by applicable law and the Company’s Certificate of Incorporation, as amended, and the Company’s By-Laws, as amended, and subject in each case to Paragraph 7 below; provided, that any settlement of a Proceeding be approved in advance in writing by the Company and the Indemnitee, except that the Indemnitee’s approval shall not be required for a settlement of a Proceeding that is limited to the payment of money only and a full release of the Indemnitee and that does not impose any penalty or limitation on or otherwise adversely affect the Indemnitee.

                    4.     Proceedings By or In the Right of the Company. The Company shall indemnify the Indemnitee if the Indemnitee was or is a party to or threatened to be made a party to or was or is otherwise involved in any Proceeding by or in the right of the Company to procure a judgment in its favor by reason of the fact that the Indemnitee was or is an officer or a director of the Company, or was or is serving at the request of the Company as a director, officer, employee, trustee, fiduciary, advisor or agent of an Other Enterprise, or was a director, officer, employee, trustee, fiduciary, advisor or agent of a corporation which was a predecessor corporation of the Company or of another enterprise at the request of such predecessor corporation, against all Expenses, judgments, fines and penalties, and excise taxes and any other amounts assessed with respect to any employee benefit plan, which are actually incurred by the Indemnitee in connection with such a Proceeding, to the fullest extent permitted by applicable law and the Company’s Certificate of Incorporation, as amended, and the Company’s By-Laws, as amended, and subject in each case to Paragraph 7 below.  Notwithstanding the foregoing, indemnification shall not be made in respect of any claim, issue or matter in such a Proceeding as to which the Indemnitee shall have been adjudged to be liable to the Company if applicable law prohibits such indemnification; provided, however, indemnification shall be made by the Company in such event if, and to the extent that, the Court of Chancery of the State of Delaware, or the court in which such Proceeding shall have been brought or is pending, shall determine that indemnification is appropriate under the circumstances.

                    5.     Indemnification for Costs, Charges and Expenses of Witness or Successful Party. Notwithstanding any other provision of this Agreement (except as set forth in subparagraph 9(a) hereof), and without a requirement for a determination as required by Paragraph 8 hereof, to the extent that the Indemnitee (a) has prepared to serve or has served as a witness in any Proceeding in any way relating to the Company or any of the Company’s subsidiaries, affiliates, employee benefit plans, such plan’s participants or beneficiaries or any other enterprise, or in any way relating to anything done or not done by the Indemnitee as an officer or a director of the Company, as a director, officer, employee, trustee, fiduciary, advisor or agent of an Other Enterprise, or as a director, officer, employee, trustee, fiduciary, advisor or agent of a corporation which was a predecessor corporation of the Company or of another enterprise at the request of such predecessor corporation, or (b) has been successful in the defense of any Proceeding or in the defense of any claim, issue or matter therein, on the merits or otherwise, including the dismissal of a Proceeding without prejudice or the settlement of a Proceeding without an admission of liability, the Indemnitee shall be indemnified against all Expenses actually incurred by the Indemnitee in connection therewith to the fullest extent permitted by applicable law and the Company’s Certificate of Incorporation, as amended, and the Company’s By-Laws, as amended, subject in each case to Paragraph 7 below.

                    6.     Partial Indemnification. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for a portion of the Expenses, judgments, fines or penalties, or excise taxes or other amounts assessed with respect to any employee benefit plan, which are actually incurred by him or her in the investigation, defense, appeal or settlement of any Proceeding, but not, however, for the total amount of his or her Expenses, judgments, fines or penalties, or excise taxes or other amounts assessed with respect to any employee benefit plan, then the Company shall nevertheless indemnify the Indemnitee for the portion of such Expenses, judgments, fines, penalties, or excise taxes or other amounts to which the Indemnitee is entitled.

                    7.     Advances of Expenses. The Expenses incurred by the Indemnitee in any Proceeding shall be paid promptly by the Company at the time incurred in advance of the final disposition of the Proceeding at the written request of the Indemnitee to the fullest extent permitted by applicable law and the Company’s Certificate of Incorporation, as amended, and the Company’s By-Laws, as amended; provided, that the Indemnitee shall set forth in such request reasonable evidence that such Expenses have been incurred by the Indemnitee in connection with such Proceeding, a statement that such Expenses do not relate to any matter described in subparagraph 9(a) of this Agreement, and an undertaking in writing to repay any advances of Expenses (a) if it is ultimately determined as provided in subparagraph 8(b) of this Agreement that the Indemnitee is not entitled to indemnification for such Expenses under this Agreement, or (b) upon reimbursement or other payment to the Indemnitee under any applicable insurance policy of the Expenses so advanced. The undertaking required by this Paragraph 7 shall be an unlimited general obligation of the Indemnitee, but shall not be secured by or made with reference to the financial ability of the Indemnitee to make repayment.

                    8.     Indemnification Procedure: Determination of Right to Indemnification.

                            (a)     Promptly after receipt by the Indemnitee of notice of the commencement of any Proceeding (the receipt of which shall be conclusively presumed if the Indemnitee is served with or has actual knowledge of any citation, summons, complaint, indictment or any other similar documents relating to such Proceeding), the Indemnitee shall, if a claim for indemnification or advances in respect thereof is to be made against the Company under this Agreement, notify the Company of the commencement thereof in writing (which notice shall be addressed to the General Counsel of the Company). The omission to so notify the Company will not relieve the Company from any liability which the Company may have to the Indemnitee under this Agreement unless the Company shall have lost significant substantive or procedural rights with respect to the defense of any Proceeding as a result of such omission to so notify.

                            (b)     The Indemnitee shall be conclusively presumed to have met the relevant standards of conduct, if any, as defined by Delaware law, for indemnification pursuant to this Agreement and shall be absolutely entitled to such indemnification, unless a good faith determination by clear and convincing evidence is made that the Indemnitee has not met such standards (i) by the  Board of Directors by a majority vote of a quorum consisting of Disinterested Directors, (ii) by the stockholders of the Company by a majority vote of a quorum thereof consisting of stockholders who are not parties to the Proceeding in respect of which indemnification is being sought by the Indemnitee under this Agreement, (iii) by Independent Legal Counsel as set forth in a written opinion, provided, that (A) a quorum of Disinterested Directors is not obtainable or (B) the Board of Directors of the Company by a majority vote of a quorum thereof consisting of Disinterested Directors so directs, or (iv) by a court of competent jurisdiction; provided, however, that if a Change of Control shall have occurred and the Indemnitee so requests in writing, such determination shall be made only by a court of competent jurisdiction.

                            (c)     If a claim for indemnification or advancement of Expenses under this Agreement is not paid by the Company within sixty (60) days after receipt by the Company of written notice thereof, the rights provided by this Agreement shall be enforceable by the Indemnitee in any court of competent jurisdiction. Such judicial proceeding shall be made de novo. The burden of proving by clear and convincing evidence that indemnification or advances is not appropriate shall be on the Company.  Neither the failure of the directors or stockholders of the Company or Independent Legal Counsel to have made a determination prior to the commencement of such action that indemnification or advances is proper in the circumstances because the Indemnitee has met the applicable standard of conduct, if any, nor an actual determination by the directors or stockholders of the Company or Independent Legal Counsel that the Indemnitee has not met the applicable standard of conduct shall be a defense to an action by the Indemnitee or create a presumption for the purpose of such an action that the Indemnitee has not met the applicable standard of conduct. The termination of any Proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, (i) create a presumption that the Indemnitee did not act in good faith and in a manner which he or she reasonably believed to be in the best interests of the Company and/or its stockholders, or, with respect to any criminal Proceeding, that the Indemnitee had reasonable cause to believe that his or her conduct was unlawful, or (ii) otherwise adversely affect the rights of the Indemnitee to indemnification or advances under this Agreement, except in each case as may be provided herein. The Company shall not oppose the Indemnitee’s right or entitlement to indemnification or advances in any such judicial proceeding or appeal therefrom. The Company further agrees to stipulate in any such judicial proceeding that the Company is bound by all the provisions of this Agreement and is precluded from making any assertion to the contrary.

                            (d)     If a court of competent jurisdiction shall determine that the Indemnitee is entitled to any indemnification or advances hereunder, the Company shall pay all Expenses actually incurred by the Indemnitee in connection with such adjudication (including, but not limited to, any appellate proceedings). The Indemnitee’s Expenses incurred in connection with any Proceeding concerning his or her right to indemnification or advances in whole or in part pursuant to this Agreement shall also be indemnified by the Company, regardless of the outcome of such a Proceeding, to the fullest extent permitted by applicable law and the Company’s Certificate of Incorporation, as amended, and the Company’s By-Laws, as amended; provided, however, that nothing in this clause (d) shall limit or diminish in any respect the Company’s obligations to advance Expenses pursuant to Paragraph 7 above.

                              (e)     With respect to any Proceeding for which indemnification or advances are requested, the Company will be entitled to participate therein at its own expense and, except as otherwise provided below, to the extent that it may wish, the Company may assume the defense thereof, with counsel acceptable to the Indemnitee.  After notice from the Company to the Indemnitee of its election to so assume the defense of a Proceeding, the Company will not be liable to the Indemnitee under this Agreement for any Expenses subsequently incurred by the Indemnitee in connection with the defense thereof, other than as provided below. The Company shall not settle any Proceeding in any manner which would impose any penalty or limitation on or otherwise adversely affect the Indemnitee without the Indemnitee’s written consent. The Indemnitee shall have the right to employ his or her own counsel in any Proceeding, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense of the Proceeding shall be at the expense of the Indemnitee, unless (i) the employment of counsel by the Indemnitee has been authorized by the Company, (ii) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of the defense of a Proceeding, or (iii) the Company shall not in fact have employed counsel acceptable to the Indemnitee to assume the defense of a Proceeding, in each of which cases the fees and expenses of the Indemnitee’s counsel shall be advanced by the Company pursuant to the terms of Paragraph 7 above. The Company shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Company or as to which the Indemnitee reasonably has concluded that there may be a conflict of interest between the Company and the Indemnitee.

                    9.     Limitations on Indemnification. No payments pursuant to this Agreement shall be made by the Company:

                               (a)     To indemnify or advance funds to the Indemnitee for (i) Expenses with respect to Proceedings initiated or brought voluntarily by the Indemnitee and not by way of defense, except with respect to Proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under applicable law, or (ii) Expenses incurred by the Indemnitee in connection with preparing to serve or serving, prior to a Change in Control, as a witness in cooperation with any party or entity who or which has threatened or commenced any action or proceeding against the Company, or any director, officer, employee, trustee, agent, representative, subsidiary, parent corporation or affiliate of the Company, but such indemnification or advancement of Expenses in each such case may be provided by the Company if the Board of Directors finds it to be appropriate;

                              (b)     To indemnify the Indemnitee for any Expenses, judgments, fines or penalties, or excise taxes or other amounts assessed with respect to any employee benefit plan, which are actually levied against or sustained by the Indemnitee in any Proceeding for which payment has been actually made to the Indemnitee under a valid and collectible insurance policy, except in respect of any excess beyond the amount of payment under such insurance policy; provided, however, that nothing in this clause (b) shall limit or diminish in any respect the Company’s obligations to advance Expenses pursuant to Paragraph 7 above;

                              (c)     To indemnify the Indemnitee for any Expenses, judgments, fines or penalties, sustained in any Proceeding for an accounting of profits made from the purchase or sale by the Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended from time to time, or similar provisions of any federal, state or local statute or regulation;

                              (d)     To indemnify the Indemnitee for any Expenses, judgments, fines or penalties, or excise taxes or other amounts assessed with respect to any employee benefit plan, for which the Indemnitee is indemnified by the Company otherwise than pursuant to this Agreement and as to which payment has been actually made to the Indemnitee under such other indemnification obligations, except in respect of any excess beyond the amount of payment under such other indemnification obligations; provided, however, that nothing in this clause (d) shall limit or diminish in any respect the Company’s obligations to advance Expenses pursuant to Paragraph 7 above;

                            (e)     To indemnify the Indemnitee for any Expenses, judgments, fines or penalties, or excise taxes or other amounts assessed with respect to any employee benefit plan, for which the Indemnitee is indemnified, or the payment of which is guaranteed, by a Company affiliate or another third party and as to which payment has been actually made to the Indemnitee under such other indemnification or guaranty obligations, except in respect of any excess beyond the amount of payment under such other indemnification or guaranty obligations; provided, however, that nothing in this clause (d) shall limit or diminish in any respect the Company’s obligations to advance Expenses pursuant to Paragraph 7 above;

                            (f)     To indemnify the Indemnitee for any Expenses, judgments, fines or penalties, or excise taxes or other amounts assessed with respect to any employee benefit plan, on account of the Indemnitee’s conduct if such conduct shall be adjudged to have been knowingly fraudulent or willful misconduct by a court of competent jurisdiction in a final determination from which there is no appeal or as to which the applicable period for appeal has expired; or

                            (g)     If a court of competent jurisdiction reaches a final determination from which there is no appeal or as to which the applicable period for appeal has expired that any indemnification hereunder is unlawful.

                    10.    Maintenance of Liability Insurance.

                            (a)     The Company hereby covenants and agrees that, as long as the Indemnitee continues to serve as an officer or a director of the Company and thereafter as long as the Indemnitee may be subject to any possible Proceeding, the Company, subject to subparagraph 10(c) of this Agreement, shall promptly obtain and maintain in full force and effect directors’ and officers’ liability insurance (“D&O Insurance”) in reasonable amounts from established and reputable insurers.

                            (b)     In all D&O Insurance polices, the Indemnitee shall be named as an insured in such a manner as to provide to the Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company’s directors and officers.

                            (c)     Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain D&O Insurance if the Company determines, in its sole discretion, that such insurance is not reasonably available, the premium costs for such insurance are disproportionate to the amount of coverage provided, or the coverage provided by such insurance is so limited by exclusions that it provides an insufficient benefit.

                    11.    Duration. All agreements and obligations of the Company contained herein (a) shall be applicable to any period prior to the date hereof during which the Indemnitee has been an officer and/or a director of the Company (or (i) a director, officer, employee, trustee, fiduciary, advisor or agent of an Other Enterprise, or (ii) a director, officer, employee, trustee, fiduciary, advisor or agent of a corporation which was a predecessor corporation of the Company or of another enterprise at the request of such predecessor corporation); (b) shall be applicable to and continue during any period that the Indemnitee is an officer and/or a director of the Company (or is serving at the request of the Company as a director, officer, employee, trustee, fiduciary, advisor or agent of an Other Enterprise) and (c) shall be applicable and continue thereafter so long as the Indemnitee shall be subject to any possible Proceeding by reason of the fact that the Indemnitee was an officer or a director of the Company or serving in any other capacity referred to in this Paragraph 11.

                    12.    Indemnification Hereunder Not Exclusive.

                            (a)     The indemnification provided by this Agreement shall not be deemed exclusive of any other rights to which the Indemnitee may be entitled under the Certificate of Incorporation, as amended, of the Company, the By-Laws, as amended, of the Company, any agreement, vote of stockholders or Disinterested Directors, provisions of applicable law, or otherwise, both as to action in his or her official capacity and as to action in another capacity on behalf of the Company while holding such office.

                            (b)     Except as otherwise expressly provided in Paragraphs 9(b) and 9(d) above with respect to payments actually made and received by Indemnitee, the indemnification provided by this Agreement is provided independently of, and shall not be deemed superseded by, subordinated to, conditioned on the exercise of rights by the Indemnitee under, or limited or otherwise affected in any respect by, (i) any D&O Insurance or other insurance coverage maintained by the Company, any Company affiliate or any other third party with respect to the Indemnitee’s acts or omissions to act, (ii) any indemnification obligations of the Company other than pursuant to this Agreement, or (iii) any guaranty or indemnification obligations of any Company affiliate or other third party with respect to the Indemnitee’s acts or omissions to act or with respect to the Company’s performance hereunder.

                    13.    Successors and Assigns.

                            (a)     This Agreement shall be binding upon, and shall inure to the benefit of, the Indemnitee and his or her heirs, executors, administrators and assigns, whether or not the Indemnitee has ceased to be an officer or director, and the Company and its successors and assigns. Upon the sale of all or substantially all of the business, assets or capital stock of the Company to, or upon the merger of the Company into or with, any corporation, partnership, joint venture, trust or other person, this Agreement shall inure to the benefit of and be binding upon both the Indemnitee and such purchaser or successor person, and the Company (or any entity assuming the Company’s obligations hereunder) shall not sell, or permit or acquiesce in the sale of, all or substantially all of the business, assets or capital stock of the Company (or such entity) to, or permit the merger of the Company (or such entity) into or with, any corporation, partnership, joint venture, trust or other person, unless the purchaser or successor person agrees in writing to be bound by all terms and conditions of this Agreement applicable to the Company (or such entity).  Subject to the foregoing, this Agreement may not be assigned by either party without the prior written consent of the other party hereto.

                            (b)     If the Indemnitee is deceased and is entitled to indemnification under any provision of this Agreement, the Company shall indemnify the Indemnitee’s estate and his or her spouse, heirs, executors, administrators and assigns against, and the Company shall, and does hereby agree to, assume any and all Expenses, judgments, fines or penalties, or excise taxes or other amounts assessed with respect to any employee benefit plan, actually and reasonably incurred by or for the Indemnitee or his or her estate, in connection with the investigation, defense, appeal or settlement of any Proceeding. Further, upon the death of the Indemnitee, the Company (i) shall provide written notice to the parties listed in this clause (b), to such address(es) as the Indemnitee shall have previously provided to the Company, of the Company’s agreement hereunder to indemnify the Indemnitee and such parties against and to itself assume such Expenses, judgments, fines, penalties, excise taxes or other amounts, and (ii) when requested in writing by any of the parties listed in this clause (b), shall provide appropriate evidence of such agreement by the Company hereunder to so indemnify the Indemnitee and such parties.

                    14.    Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee,

who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

                    15.    Severability. Each and every paragraph, sentence, term and provision of this Agreement is separate and distinct so that if any paragraph, sentence, term or provision thereof shall be held to be invalid, unlawful or unenforceable for any reason, such invalidity, unlawfulness or unenforceability shall not affect the validity, lawfulness or enforceability of any other paragraph, sentence, term or provision hereof. To the extent required, any paragraph, sentence, term or provision of this Agreement may be modified by a court of competent jurisdiction to preserve its validity and to provide the Indemnitee with the broadest possible indemnification permitted under applicable law.

                    16.    Savings Clause. If this Agreement or any paragraph, sentence, term or provision hereof is invalidated on any ground by any court of competent jurisdiction, the Company shall nevertheless indemnify the Indemnitee as to any Expenses, judgments, fines or penalties, or excise taxes or other amounts assessed with respect to any employee benefit plan, incurred with respect to any Proceeding to the fullest extent permitted by any (a) applicable paragraph, sentence, term or provision of this Agreement that has not been invalidated or (b) applicable provision of applicable law.

                    17.    Interpretation; Governing Law. This Agreement shall be construed as a whole and in accordance with its fair meaning.  Headings are for convenience only and shall not be used in construing meaning. This Agreement shall be governed and interpreted in accordance with the laws of the State of Delaware.

                    18.    Amendments. No amendment, waiver, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by each party hereto. The indemnification rights afforded to the Indemnitee hereby are contract rights and may not be diminished, eliminated or otherwise affected by amendments to the Certificate of Incorporation, as amended, of the Company, the By-Laws, as amended, of the Company, or by other agreements, including D&O Insurance policies, of the Company.

                    19.    Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other.

                    20.    Notices. Any notice required to be given under this Agreement shall be directed to the Company at 3003 Oak Road, California 94597, Attention: General Counsel, and to the Indemnitee at the address noted below or to such other address as either shall designate to the other in writing.

                    IN WITNESS WHEREOF, the parties have executed this Indemnification Agreement as of the date first written above.

THE PMI GROUP, INC.

By:

Name:
Title:

INDEMNITEE

By:

Name:
Title:
Address:

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